[INTERGRAPH LETTERHEAD]


                     GREEN MOUNTAIN INC.

                     CONSULTING CONTRACT

                    AMENDMENT NUMBER SIX


The consulting contract between Intergraph Corporation and Green Mountain, Inc. dated January 17th 1990 is hereby extended through December 31, 1996.




Green Mountain, Inc.          Intergraph Corporation

By:  /s/ Gerald F. Donovan    By:  /s/ Larry Laster
   -----------------------       ----------------------------
Title:  President             Title: Executive Vice President